SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant  X
Filed by a party other than the registrant
Check the appropriate box:
X        Preliminary proxy statement
         Definitive proxy statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     Pilgrim America Masters Series, Inc.
         (Name of Registrant as Specified in Its Charter)

     Pilgrim America Masters Series, Inc.
         (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

 X       No fee required
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         (4)      Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:


         __       Fee paid previously with preliminary materials

         __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:


         (2)      Form, schedule or registration statement no.:


         (3)      Filing party:


         (4)      Date filed:

                      Pilgrim America Masters Series, Inc.
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                                                November 7, 1997


Dear Shareholder:

Your Board of Directors has called a Special Meeting of Shareholders of the Pilgrim America Masters MidCap Value Fund (the "Fund") of Pilgrim America Masters Series, Inc. (the "Company") to be held on December 18, 1997 to consider a proposal to approve a new Portfolio Management Agreement between Pilgrim America Investments, Inc. (the "Investment Manager"), and Cramer Rosenthal McGlynn, LLC to provide sub-advisory services to the Fund.

This meeting is required because the proposed reorganization of CRM Advisors, LLC, the Fund's current Portfolio Manager, will cause the current Portfolio Management Agreement to terminate on January 2, 1998. Upon completion of the reorganization, the approval of a new Portfolio Management Agreement will allow the same people who currently manage the Fund to continue to manage the Fund. In addition, the new Portfolio Management Agreement will have substantially the same terms as the current Portfolio Management Agreement between the Investment Manager and CRM Advisors, LLC. The Investment Management fees paid by the Fund to the Investment Manager will not change.

After careful consideration, the Board of Directors unanimously approved this proposal and recommends that shareholders vote "FOR" the proposal.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received by no later than December 17, 1997.

The Company is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholders Communications reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,


                                   ROBERT W. STALLINGS,
                                   President and Chairman of the Board

                      Pilgrim America Masters Series, Inc.

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 331-1080


    Notice of Special Meeting of Shareholders to be Held on December 18, 1997

To the Shareholders:

         A Special Meeting of Shareholders of the Pilgrim America Masters MidCap Value Fund (the "Fund") of Pilgrim America Masters Series, Inc. (the "Company") will be held on Thursday, December 18, 1997 at 10:00 a.m., local time, at the offices of the Company, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. To approve a new Portfolio Management Agreement between Pilgrim America Investments, Inc. and Cramer Rosenthal McGlynn, LLC, the successor to the current Portfolio Manager;

2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

         Shareholders of record at the close of business on November 3, 1997 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                          By Order of the Board of Directors


                          JAMES M. HENNESSY, Secretary

November 7, 1997

                      Pilgrim America Masters Series, Inc.


                                 PROXY STATEMENT

         Special Meeting of Shareholders to be held on December 18, 1997


         This Proxy Statement is furnished by the Board of Directors of Pilgrim America Masters Series, Inc. (the "Company") in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the "Meeting") of the Pilgrim America Masters MidCap Value Fund (the "Fund") to be held on December 18, 1997, at 10:00 a.m., local time, at the offices of the Company, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Special Meeting. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a new Portfolio Management Agreement between Pilgrim America Investments, Inc. and Cramer Rosenthal McGlynn, LLC, the successor to the current Portfolio Manager;

2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

Solicitation of Proxies

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about November 7, 1997. Shareholders of the Fund whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Company and employees of Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager"), Investment Manager to the Fund, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Company has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The costs associated with such solicitation will be paid by CRM Advisors, LLC.

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Company that may be presented at the Meeting.

Voting Rights

         The proposals in this proxy statement affect only the Fund, which is one of three series of the Company. As a result, the Board of Directors of the Company is soliciting votes only from shareholders of the Fund.

         Each share of each class of the Common Stock, $.001 par value, of the Fund (the "Common Stock") is entitled to one vote. Shareholders of the Fund at the close of business on November 3, 1997 (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such Record Date. As of October 20, 1997, there were 4,196,149 shares of Common Stock outstanding and entitled to vote as of such record date, representing total net assets of $66,008,478.

         A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting.

         Approval of Proposal 1 requires a "Majority Vote." For purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., (i) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

         If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote shall, with respect to matters to be determined by a majority of the votes cast on such matter, be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed represented at the Special Meeting for purposes of calculating the vote with respect to such matter. With respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum, and will have the effect of a vote against such matters.

         To the knowledge of the Fund, as of September 30, 1997, no current Director of the Fund owns 1% or more of outstanding shares of the Fund and the officers and Directors of the Fund own, as a group, less than 1% of the shares of the Fund. To the knowledge of the Fund, as of September 30, 1997, no person owned beneficially more than 5% of the outstanding shares of the Fund.

Expenses

         CRM Advisors, LLC has agreed to pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

The Investment Manager

         PAII, whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Fund.


                                 PROPOSAL NO. 1
                APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT

         Shareholders of the Fund are being asked to approve a new portfolio management agreement (the "New Agreement") between Pilgrim America Investments, Inc. (the "Investment Manager") and Cramer Rosenthal McGlynn, LLC (the "New Adviser") for New Adviser to serve as the Fund's Portfolio Manager. Approval of the New Agreement is required because the current Portfolio Management Agreement (the "Current Agreement") between the Investment Manager and CRM Advisors, LLC (the "Current Adviser") will be terminated by a reorganization of the Current Adviser, which is described below.

         The same people who currently manage the Fund will continue to manage the Fund under the New Agreement. In addition, the terms of the New Agreement will be substantially the same as the terms of the Current Agreement, which was last approved by the Company's Board of Directors, including a majority of the Directors who were not parties to the Current Agreement or interested persons of such parties, at a meeting held on May 5, 1997.

Summary of Transaction Leading to the New Agreement

     Gerald B. Cramer, Ronald H. McGlynn, Edward J. Rosenthal, Fred M. Filoon, Jay B. Abramson, Arthur J. Pergament and Eugene A. Trainor III (each a
"Principal" and collectively, the "Principals") together own all of the outstanding limited liability company interests in Current Adviser, and all of the outstanding common shares of Cramer, Rosenthal, McGlynn, Inc. ("CRM"), a registered investment adviser under the Investment Advisers Act of 1940, and CRM Management, Inc. ("Management"), a general partner in several investment partnerships. On October __, 1997, the Principals, CRM, Management and New Adviser entered into various agreements with W.T. Investments, Inc. ("WTI"), an indirectly wholly-owned subsidiary of Wilmington Trust Corporation ("WTC"), pursuant to which:

          1. WTI will purchase 91.50% of the ownership interests in Current Adviser from certain Principals;

          2.   WTI will purchase certain assets of CRM for cash;

          3. New Adviser, a newly-formed Delaware limited liability company, will sell to WTI a 24% interest in New Adviser in exchange for
               (a) the ownership interests in Current Adviser that WTI will purchase, (b) the assets of CRM that WTI will purchase, and (c) cash;

          4. The Principals will exchange the remainder of their ownership interests in Current Adviser for an interest in New Adviser;

          5. CRM will contribute to New Adviser some of its assets as well as the investment advisory contracts subject to a majority of its liabilities in exchange for an ownership interest in New Adviser;

          6. As a result of the foregoing transactions, the Principals and CRM (which is owned by the Principals) together will own 76% of New Adviser, while WTI will own 24% of New Adviser;

          7. CRM and Messrs. Pergament and Trainor will receive the right to have their ownership interests in New Adviser purchased by WTC, and WTI will receive the option to purchase the ownership interest of any Principal, and the ownership interest of CRM attributable to that Principal, whose employment with New Adviser is otherwise terminated.

         The foregoing transactions will take place on or around January 2, 1998. As a result of these transactions, Current Adviser will become a wholly-owned subsidiary of New Adviser. Current Adviser will then be merged or liquidated into New Adviser. The change in ownership interests resulting from these transactions is deemed by the Rules under the Investment Company Act of 1940 (the "1940 Act") to be an assignment of the Current Agreement. The Current Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between the Investment Manager and New Adviser is proposed for approval by shareholders of the Fund. A form of the New Agreement is attached as Exhibit A to this proxy statement.

         Current Adviser and New Adviser have advised the Fund that there has been no change in the investment advisory and other personnel since or in connection with the transaction and that the same persons responsible for management of the Fund under the Current Agreement will continue to be responsible under the New Agreement. Neither Current Adviser nor New Adviser anticipate that the transaction will cause any reduction in the quality of services now provided to the Fund, or have any adverse effect on New Adviser's ability to fulfill its obligations to the Funds.

         The New Agreement was approved by the Company's Board of Directors, including a majority of the Directors who were not interested persons of the parties to the New Agreement, at a meeting held on November 3, 1997.

         If the New Agreement is approved by the Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring on May 1, 1998 and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Company's Directors who are not parties to the New Agreement or interested persons of any such party (other than as Directors of the Company).

         If the Shareholders of the Fund do not approve the New Agreement, the Investment Manager will manage the portfolio of the Fund. Thereafter, the Investment Manager would either negotiate a new portfolio management agreement for the Fund with another investment advisory organization or make other appropriate arrangements. If the Investment Manager retains another Portfolio Manager, the new portfolio management agreement would be subject to approval by the Directors and Shareholders of the Fund.

         WTC is a bank and thrift holding company organized under the laws of Delaware. WTC holds all of the outstanding capital sock of Wilmington Trust Company, a Delaware chartered bank and trust company engaged in commercial and trust banking activities since 1903. WTC also owns two other financial institutions, Wilmington Trust of Pennsylvania, a Pennsylvania-chartered bank and trust company acquired in 1993 and Wilmington Trust FSB, a Federally-chartered savings bank organized in 1994. Through its subsidiaries, WTC engages in residential, commercial and construction lending, deposit taking, insurance, travel, investment advisory and broker-dealer services and mutual fund administration. On December 31, 1996, WTC, together with its subsidiaries, had total assets of over $5.5 billion. WTC is among the nation's ten largest personal trust companies and is responsible for $100 billion in assets on behalf of its customers. Wilmington Trust Company, the largest subsidiary of WTC holds approximately $95 billion in a fiduciary capacity and has _____ operating subsidiaries through which it engages in various lines of business. [WTI, organized in _____, under the laws of Delaware, is a direct subsidiary of Wilmington Trust Company.]

The Terms of the New Agreement

         On November 3, 1997, a majority of the Board of Directors, including a majority of the Directors who are not parties to the New Agreement or interested persons of such parties, approved the New Agreement. The terms of the New Agreement are substantially the same as those of the Current Agreement.

         The New Agreement, like the Current Agreement, requires New Adviser to provide, subject to the supervision of the Investment Manager, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions. New Adviser will also provide investment research and analysis. The terms of the New Agreement obligate New Adviser to manage the Fund in accordance with applicable laws and regulations.

         Portfolio Management Fee. Under the New Agreement, the Investment Manager (not the Fund) will pay the New Adviser a portfolio management fee, payable monthly, at an annual rate of .50% of the Fund's average daily net assets. The fee to be paid by the Investment Manager under the New Agreement is the same as the fee paid under the Current Agreement. During the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to Current Adviser of $193,080. The Fund currently pays and will continue to pay the Investment Manager a fee at an annual rate of 1% of the Fund's average daily net assets.

         Liability of the New Adviser. Like the Current Agreement, the New Agreement provides that New Adviser is not subject to liability for to any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the New Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of New Adviser's duties or by reason of reckless disregard of its obligations and duties under the New Agreement.

         Duration and Termination. The termination provisions of the New Agreement are the same as those of the Current Agreement. The New Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by the Investment Manager upon sixty days' written notice to New
Adviser and the Fund, by New Adviser upon sixty days' written notice to the Investment Manager and the Fund, and by the Fund, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting shares of the Fund, upon sixty days' written notice to the Investment Manager and the New Adviser.

Information About New Adviser

         New Adviser is a limited liability company organized under the laws of the State of Delaware on [date], and is a registered investment adviser under the Investment Advisers Act of 1940. Although as a new entity New Adviser has no previous experience managing an investment company, the principal shareholders and portfolio managers of New Adviser have over 180 years experience in portfolio management of the Fund through Current Adviser and of private investment accounts through CRM, which has managed investments in small and mid capitalization companies for over twenty-four years. As of this date, CRM has over $3.5 billion of assets under management.

         New Adviser's principal executive officers and directors and their principal occupations are listed below.

                              Position with New Adviser
Name                          and Principal Occupation
Gerald B. Cramer              Chairman
Edward J. Rosenthal           Vice Chairman

Ronald H. McGlynn             Director, President and Chief Executive Officer
Jay B. Abramson               Director, Executive Vice President and Director of
                              Research
Fred M. Filoon                Director, Senior Vice President
Eugene A. Trainor III         Senior Vice President and Chief Financial Officer
Arthur J. Pergament           Senior Vice President

         Accounts managed by CRM hold a substantial interest in Pilgrim America Capital Corporation ("PACC"), which is the parent company of the Investment Manager. As of October 13, 1997, the equity interest in PACC held by accounts managed by CRM is 19.894%, which makes CRM, together with its accounts under management, PACC's largest shareholder.


Evaluation By the Board of Directors

         In determining whether or not it was appropriate to approve the New Agreement and to recommend approval to shareholders, the Board of Directors, including the Directors who are not interested persons of the Investment Manager or New Adviser, considered various matters and materials provided by New Adviser and Current Adviser. Information considered by the Directors included, among other things, the following: (1) the compensation to be received by New Adviser and the fairness of such compensation; (2) the nature and quality of the services to be rendered; (3) the results achieved by Current Adviser and New Adviser in other areas of investment management, including portfolios comparable to the Fund; (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of New Adviser; and (5) the terms and provisions of the New Agreement and Current Agreement.

         The Board of Directors also considered the terms of the New Agreement and the possible effects of the Transaction upon New Adviser and its ability to provide services to the Fund. In this regard, the Board evaluated such factors as New Adviser's experience in providing various financial services to individuals and businesses, as well as its reputation, integrity and financial responsibility and stability. The Board of Directors considered the skills and capability of New Adviser and the representations by New Adviser that no material change was currently planned in New Adviser's management and facilities and that New Adviser would be able to provide high quality portfolio management services with respect to the Fund.

         Based upon its review, the Board has determined that, by approving the New Agreement, the Fund can best be assured that services from Current Adviser and New Adviser will be provided without interruption. The Board believes that retaining New Adviser to serve as portfolio manager of the Fund is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Directors unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders.

Vote Required

The proposal to approve the new Portfolio Management Agreement requires approval by a Majority Vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Company's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Executive Officers of the Company

The following persons currently are principal executive officers of the Company:


                                     Position with                       Principal Occupation
            Name                      the Company                       for the Last Five Years

Robert  W.   Stallings  (Age  Chairman of the Board,        Chairman,    Chief   Executive    Officer   and
48)                           Chief Executive Officer and   President  of  Pilgrim   America  Group,   Inc.
                              President (since April 1995)  ("PAGI") (since December 1994); Chairman,  PAII
                                                            (since   December   1994);    Director   (since
                                                            December  1994) and  Chairman  (since  November
                                                            1995),   Pilgrim   America   Securities,   Inc.
                                                            ("PASI");  Chairman,  Chief  Executive  Officer
                                                            and President of Pilgrim Government  Securities
                                                            Income Fund, Inc.,  Pilgrim America  Investment
                                                            Funds,   Inc.  and  Pilgrim  America  Bank  and
                                                            Thrift   Fund,   Inc.   (since   April   1995).
                                                            Chairman   and  Chief   Executive   Officer  of
                                                            Pilgrim  America  Prime Rate Trust (since April
                                                            1995).  Chairman  and Chief  Executive  Officer
                                                            of   Pilgrim   America   Capital    Corporation
                                                            (formerly,     Express     America     Holdings
                                                            Corporation) ("PACC") (since August 1990).

James R. Reis                 Executive Vice President      Director,  Vice Chairman (since December 1994),
(Age 40)                      (since April 1995),           Executive  Vice  President  (since April 1995),
                              Treasurer,    Assistant       and   Treasurer   (since

                                     - 8 -

                              Secretary,  Principal         September  1996),  PAGI and
                              Accounting Officer (since     PAII;   Director  (since   December  1994),   Vice
                              May 1997)                     Chairman (since November
                                                            1995) and  Assistant    Secretary  (since
                                                            January 1995) of PASI;
                                                            Executive       Vice
                                                            President,
                                                            Treasurer, Assistant
                                                            Secretary        and
                                                            Principal Accounting
                                                            Officer  of  most of
                                                            the  other  funds in
                                                            the Pilgrim  America
                                                            Group   of    Funds;
                                                            Chief      Financial
                                                            Officer       (since
                                                            December 1993), Vice
                                                            Chairman         and
                                                            Assistant  Secretary
                                                            (since  April  1993)
                                                            and former President
                                                            (May   1991-December
                                                            1993),   PACC;  Vice
                                                            Chairman      (since
                                                            April    1993)   and
                                                            former     President
                                                            (May   1991-December
                                                            1993),       Express
                                                            America     Mortgage
                                                            Corporation.

Stanley D. Vyner              Executive Vice President      Executive Vice  President  (since August 1996),
(Age 47)                      (since August 1996)           PAGI;  President  and Chief  Executive  Officer
                                                            (since August 1996),
                                                            PAII; Executive Vice
                                                            President     (since
                                                            July  1996)  of most
                                                            of the  funds in the
                                                            Pilgrim      America
                                                            Group   of    Funds.
                                                            Formerly       Chief
                                                            Executive    Officer
                                                            (November
                                                            1993-December 1995),
                                                            HSBC           Asset
                                                            Management Americas,
                                                            Inc.,    and   Chief
                                                            Executive   Officer,
                                                            and   Actuary   (May
                                                            1986-October  1993),
                                                            HSBC Life.

James M. Hennessy             Senior  Vice  President  and  Senior  Vice  President  and  Secretary  (since
(Age 48)                      Secretary (since April 1995)  April 1995),  PACC, PAGI, PASI and PAII. Senior
                                                            Vice  President  and
                                                            Secretary of each of
                                                            the   funds  in  the
                                                            Pilgrim      America
                                                            Group   of    Funds.
                                                            Formerly Senior Vice
                                                            President,   Express
                                                            America     Mortgage
                                                            Corporation    (June
                                                            1992  August   1994)
                                                            and       President,
                                                            Beverly        Hills
                                                            Securities     Corp.
                                                            (January 1990 - June
                                                            1992).

Robert S. Naka                Vice President (since May     Vice  President,  PAII  (since  April 1997) and
(Age 34)                      1997) and Asst. Secretary     PAGI  (since  February  1997).  Vice  President

                                     - 9 -

                              (since July 1996)             and  Assistant  Secretary  of each of the funds
                                                            in  the   Pilgrim   America   Group  of  Funds.
                                                            Formerly   Assistant   Vice   President,   PAGI
                                                            (August   1995  -  February   1997).   Formerly
                                                            Operations Manager,  Pilgrim Group, Inc. (April
                                                            1992 - April 1995).

Shareholder Proposals

Proposals of shareholders must be received by the Company a reasonable time prior to the mailing of the proxy materials for a meeting of shareholders. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Reports to Shareholders

The Company will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Company on request. Requests for such reports should be directed to Pilgrim America at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Company at (800) 331-1080.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                                  JAMES M. HENNESSY, Secretary



November 7, 1997
40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004

PILGRIM AMERICA FUNDS

PROXY SERVICES
P.O. BOX 9139
FARMINGDALE, NY  11735

                      PILGRIM AMERICA MASTERS SERIES, INC.

The undersigned owner of Common Stock, par value $.001 per share (the "Common Stock") of the Pilgrim America Masters MidCap Value Fund (the "Fund") hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares of the Common Stock held by him at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., local time, on December 18, 1997 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO YOUR FUND, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      /X/

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PILGRIM AMERICA MASTERS SERIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Vote On Proposals

1.    To approve a Portfolio Management Agreement with      For            Against          Abstain
      Cramer Rosenthal McGlynn, LLC



                                                            /   /          /   /              /   /

2.    To transact such other business as may properly
      come before the Special Meeting of Shareholders or
      any adjournments thereof
                                                            /   /          /   /              /   /

This voting instruction shall be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.






Signature (PLEASE SIGN WITHIN BOX) Date   Signature (Joint Owners)         Date